UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2022

AWARE, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 276-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AWRE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 29, 2022, Aware, Inc. (“Aware”) completed the previously announced sale of the property it owned located at 40 Middlesex Turnpike, Bedford, Massachusetts (the “Property”) to FDS Bedford, LLC (the “Purchaser”) pursuant to a Purchase and Sale Agreement dated as of April 26, 2021 (the “Purchase Agreement”), as amended by a First Amendment to Agreement of Purchase and Sale dated August 6, 2021, a Second Amendment to Agreement of Purchase and Sale dated September 30, 2021, a Third Amendment to Agreement of Purchase and Sale dated November 15, 2021, a Fourth Amendment to Agreement of Purchase and Sale dated December 1, 2021, and a Fifth Amendment to Agreement of Purchase and Sale dated March 30, 2022.

Aware will receive proceeds from the sale of $8.9 million, including the release of $0.3 million that the Purchaser had previously deposited into an escrow account when the transaction is on record at the Registry of Deeds. At the closing of the sale, Aware will pay brokerage commissions of $0.3 million. Aware is entitled to continue to occupy the Property through September 3, 2022.

There are no material relationships between Aware and the Purchaser or any of their respective affiliates, directors, officers, or associates, other than in respect of the transactions described above.

The foregoing descriptions are not intended to be complete descriptions of the Purchase Agreement or the transactions contemplated therein and are qualified in their entirety by reference to the full text of the Purchase Agreement and its amendments, copies of which are incorporated by reference as Exhibits 10.1 through 10.6 hereto.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 6, 2022 Aware issued a press release regarding the completion of the sale of the Property. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit Number	Exhibit

10.1	Agreement of Purchase and Sale dated as of April 26, 2021 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.1 to Aware Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2021 and incorporated herein by reference)

10.2	First Amendment to Agreement of Purchase and Sale dated August 6, 2021 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and incorporated herein by reference)

10.3	Second Amendment to Agreement of Purchase and Sale dated September 30, 2021 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and incorporated herein by reference)

10.4	Third Amendment to Agreement of Purchase and Sale dated November 15, 2021 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and incorporated herein by reference)

10.5	Fourth Amendment to Agreement of Purchase and Sale dated December 1, 2021 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and incorporated herein by reference)

10.6	Fifth Amendment to Agreement of Purchase and Sale dated March 30, 2022 by and between Aware, Inc. and FDS Bedford, LLC (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 5, 2022 and incorporated herein by reference)

99.1	Press release issued by Aware, Inc. on July 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: July 6, 2022	By:	/s/ David B. Barcelo
David B. Barcelo
Chief Financial Officer